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                                                                   EXHIBIT 10.57













                              VERILINK CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
























                         Effective as of January 1, 2001


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                              VERILINK CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 2001

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                   DEFINITIONS
1.1      ACCOUNT...............................................................1
1.2      BENEFICIARY...........................................................1
1.3      CODE..................................................................1
1.4      COMPENSATION..........................................................1
1.5      COMPENSATION DEFERRALS................................................1
1.6      DESIGNATION DATE......................................................1
1.7      EFFECTIVE DATE........................................................1
1.8      ELIGIBLE PERSON.......................................................1
1.9      EMPLOYER..............................................................1
1.10     ENTRY DATE............................................................2
1.11     PARTICIPANT...........................................................2
1.12     PARTICIPANT ENROLLMENT AND ELECTION FORM..............................2
1.13     PLAN..................................................................2
1.14     PLAN YEAR.............................................................2
1.15     TOTAL AND PERMANENT DISABILITY........................................2
1.16     TRUST.................................................................2
1.17     TRUSTEE...............................................................2
1.18     VALUATION DATE........................................................2

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION
2.1      REQUIREMENTS..........................................................2
2.2      RE-EMPLOYMENT.........................................................2
2.3      CHANGE OF EMPLOYMENT CATEGORY.........................................2

                                    ARTICLE 3
                            CONTRIBUTIONS AND CREDITS
3.1      PARTICIPANT CONTRIBUTIONS AND CREDITS.................................3
3.2      EMPLOYER CONTRIBUTIONS................................................3
3.3      CONTRIBUTIONS TO THE TRUST............................................3

                                    ARTICLE 4
                               ALLOCATION OF FUNDS
4.1      ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS...................4
4.2      ACCOUNTING FOR DISTRIBUTIONS..........................................4
4.3      SEPARATE ACCOUNTS.....................................................4
4.4      INTERIM VALUATIONS....................................................4
4.5      DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS..........................4
4.6      EXPENSES AND TAXES....................................................5

                                    ARTICLE 5
                             ENTITLEMENT TO BENEFITS
5.1      FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT........................5
5.2      HARDSHIP DISTRIBUTIONS................................................6
5.3      OTHER IN-SERVICE WITHDRAWALS..........................................6
5.4      RE-EMPLOYMENT OF RECIPIENT............................................6
5.5      WITHDRAWAL PAYMENTS...................................................6


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
                                    ARTICLE 6
                            DISTRIBUTION OF BENEFITS
6.1      AMOUNT................................................................6
6.2      METHOD OF PAYMENT.....................................................6
6.3      DEATH OR DISABILITY BENEFITS..........................................7

                                    ARTICLE 7
                         BENEFICIARIES; PARTICIPANT DATA
7.1      DESIGNATION OF BENEFICIARIES..........................................7
7.2      INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES;
         INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES.....................7

                                    ARTICLE 8
                                 ADMINISTRATION
8.1      ADMINISTRATIVE AUTHORITY..............................................8
8.2      LITIGATION............................................................8
8.3      CLAIMS PROCEDURE......................................................8

                                    ARTICLE 9
                                    AMENDMENT
9.1      RIGHT TO AMEND........................................................9
9.2      AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN..................9

                                   ARTICLE 10
                                   TERMINATION
10.1     EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN........................10
10.2     AUTOMATIC TERMINATION OF PLAN........................................10
10.3     SUSPENSION OF DEFERRALS..............................................10
10.4     ALLOCATION AND DISTRIBUTION..........................................10
10.5     SUCCESSOR TO EMPLOYER................................................10

                                   ARTICLE 11
                                    THE TRUST
11.1     ESTABLISHMENT OF TRUST...............................................10

                                   ARTICLE 12
                                  MISCELLANEOUS
12.1     LIMITATIONS ON LIABILITY OF EMPLOYER.................................10
12.2     CONSTRUCTION.........................................................11
12.3     SPENDTHRIFT PROVISION................................................11


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                              VERILINK CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                         Effective as of January 1, 2001

                                    RECITALS

         This Verilink Corporation Executive Deferred Compensation Plan (the "Plan") is adopted by Verilink Corporation (the "Employer") for certain of its executive employees and members of its Board of Directors. The purpose of the Plan is to provide deferred compensation to these persons through an unfunded "top hat" arrangement exempt from the fiduciary, funding, vesting and plan termination insurance provisions of Title I and Title IV of the Employee Retirement Income Security Act ("ERISA").

                                    ARTICLE 1
                                   DEFINITIONS

         1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's Plan account, including contribution credits and deemed income, gains and losses (as determined by the Employer, in its discretion) credited thereto. A Participant's or Beneficiary's Account shall be determined as of the date of reference.

         1.2 BENEFICIARY means any person or person so designated in accordance with the provisions of Article 7.

         1.3 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

         1.4 COMPENSATION means, with respect to an Eligible Person who is an employee, the Eligible Person's salary, bonuses and commissions paid by the Employer to the Eligible Person for services rendered as an employee to the Employer and, with respect to an Eligible Person who is a director, retainer and meeting fees paid by the Employer to the Eligible Person for services rendered as a member of the Board of Directors of the Employer. Compensation does not include noncash compensation, amounts which receive special tax benefits or cash fringe benefits such as car allowances. Compensation also shall be increased by Compensation Deferrals. Whether a particular category of remuneration is includable as Compensation shall be determined by the Employer in its sole discretion.

         1.5      COMPENSATION DEFERRALS is defined in Section 3.1(a).

         1.6 DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be designated by the Employer.

         1.7 EFFECTIVE DATE means the effective date of the Plan, which shall be January 1, 2001.

         1.8 ELIGIBLE PERSON means, for any Plan Year (or applicable portion thereof), a member of the Board of Directors of the Employer or a person employed by the Employer, who is determined by the Employer to be in a management role or above and who is designated by the Employer's Board of Directors to be an Eligible Person under the Plan. By each November 1 (or before the Effective Date for the Plan's first Plan Year), the Employer shall notify those individuals, if any, who will be Eligible Persons for the next Plan Year. If the Employer determines that an individual first becomes an Eligible Person during a Plan Year, the Employer shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Person.

         1.9 EMPLOYER means Verilink Corporation and its successors and assigns unless otherwise herein provided, or any other corporation or business organization which, with the consent of Verilink Corporation, or its


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

successors or assigns, assumes the Employer's obligations hereunder, or any other corporation or business organization which agrees, with the consent of Verilink Corporation, to become a party to the Plan.

         1.10 ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual first becomes an Eligible Person.

         1.11 PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former employee or former member of the Board of Directors of the Employer who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

         1.12 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer Compensation hereunder and on which the Participant makes certain other designations as required thereon.

         1.13 PLAN means this Verilink Corporation Executive Deferred Compensation Plan, as amended from time to time.

         1.14 PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect.

         1.15 TOTAL AND PERMANENT DISABILITY means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that may be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence. Disability will be deemed to exist if the Participant is receiving disability benefits under the Social Security Act or Railroad Retirement Act.

         1.16     TRUST means the Trust described in Article 11.

         1.17     TRUSTEE means the trustee of the Trust described in Article
11.

         1.18 VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

                                    ARTICLE 2
                          ELIGIBILITY AND PARTICIPATION

         2.1 REQUIREMENTS. Every Eligible Person on the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Person shall be eligible to become a Participant on the first Entry Date occurring on or after the date on which he or she becomes an Eligible Person. No individual shall become a Participant, however, if he or she is not an Eligible Person on the date his or her participation is to begin.

                  Participation in the Plan is voluntary. In order to participate in the Plan, an otherwise Eligible Person must make written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals as provided in Article 3.

         2.2 RE-EMPLOYMENT. If a Participant whose employment or services with the Employer are terminated subsequently returns to service, he or she shall become a Participant in accordance with the provisions of Section 2.1.

         2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the service of the Employer, but ceases to be an Eligible Person, he or she shall not be eligible to make Compensation Deferrals hereunder.


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

                                    ARTICLE 3
                            CONTRIBUTIONS AND CREDITS

         3.1      PARTICIPANT CONTRIBUTIONS AND CREDITS.

                  (a) Compensation Deferrals. In accordance with rules established by the Employer, Participants who are employees may elect to defer up to 50% of their salary and up to 100% of their annual bonuses (net of any and all legal withholdings). Participants who are directors may defer up to 100% of their retainer and meeting fees. Amounts so deferred will be considered a Participant's "Compensation Deferrals." Ordinarily, a Participant shall make such an election with respect to the coming twelve (12) month Plan Year during the period beginning on November 1 and ending on the November 30 of the prior calendar year, or during such other period as might be established by the Employer.

                  Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a commission or bonus not yet payable to him or her at the time of the election. The Participant may change his or her regular payroll deduction Compensation Deferral amount as of, and by written notice delivered to the Employer prior to, the first day of a calendar year, or such other date as may be permitted by the Employer in its sole discretion. In the case of commission or bonus payment deferrals, the Participant may reduce his or her commission or bonus due to be paid by the Employer by delivering written notice to the Employer of the commission or bonus Compensation deferral amount prior to the date the applicable commission or bonus amount is determined, or such other date as may be permitted by the Employer in its sole discretion.

                  Compensation Deferral elections shall continue in force only for the Plan Year for which the election is first effective. Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant.

                  If a Participant receives an in-service hardship withdrawal under any Employer-sponsored, tax-qualified cash or deferred arrangement, then any suspension of deferrals required by such arrangement shall include the making of Compensation Deferrals hereunder.

                  (b) The Participant's Account. There shall be established and maintained by the Employer a separate Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant's Compensation Deferrals; (b) amounts equal to any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets, as determined by the Employer, in its discretion) attributable or allocable thereto; and (c) any charges against the Account.

                  A Participant shall at all times be 100% vested in Compensation Deferrals credited to his or her Account.

         3.2      EMPLOYER CONTRIBUTIONS.

                  (a) Employer Discretionary Contributions Apart from Compensation Deferrals, the Employer shall retain the right to make discretionary Employer contributions for any Participant under this Plan.

                  (b) Vesting in Employer Contributions. Subject to the provisions of Section 3.3 below, a participant shall vest immediately in Employer contributions allocated to his or her Account.

                  (c) Forfeitures for Misconduct. Notwithstanding any other provision of the Plan to the contrary, if a Participant separates from service with the Employer as a result of the Participant's gross misconduct, within the meaning of Part 6 of Title I of ERISA, regarding group health continuation coverage, or if the Participant engages in unlawful business competition with the Employer, the Participant shall forfeit all amounts allocated to his or her Accounts under Section 3.2(a) above. Such forfeitures shall be recovered by the Employer.

         3.3 CONTRIBUTIONS TO THE TRUST. An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal to the amount(s) required to be credited to the Participant's Account under Section 3.1. The Employer shall make a good faith effort to contribute these amounts to the Trust as soon as practicable following the date on which the Compensation Deferrals are determined.

                                    ARTICLE 4
                               ALLOCATION OF FUNDS

         4.1 ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to the date on which a direction will become effective, the Participant shall have the right to direct the Employer as to how amounts in his or her Account shall be deemed to be invested. The Employer shall direct the Trustee to invest the account maintained in the Trust on behalf of the Participant pursuant to the deemed investment directions the Employer properly has received from the Participant.

                  The value of the Participant's Account shall be equal to the value of the account maintained under the Trust on behalf of the Participant. As of each Valuation Date, the Participant's Account will be credited or debited to reflect the Participant's deemed investments of the Trust. The Participant's Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

         4.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution hereunder, the distribution made hereunder to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant's Account. Such amounts shall be charged on a pro rata basis against the investments of the Trust in which the Participant's Account is deemed to be invested.

         4.3 SEPARATE ACCOUNTS. The Employer shall establish an Account for each Participant reflecting Compensation Deferrals and Employer contributions made for the Participant's benefit together with any adjustments for income, gain or loss and any payments from the Account. The Employer may cause the Trustee to maintain and invest separate asset accounts corresponding to each Participant's Account. The Employer shall establish sub-accounts for each Participant as are necessary for the proper administration of the Plan.

         4.4 INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant's Account as of any date on which distributions are to be made differs materially from the value of the Participant's Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant's Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

         4.5 DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to and effective for each Designation Date, each Participant may communicate to the Employer a direction (in accordance with (a), below) as to how his or her Plan Account should be deemed to be invested among such categories of deemed investments as may be made available by the Employer hereunder. Such direction shall designate the percentage (in any whole percent multiples) of each portion of the Participant's Plan Account which is requested to be deemed to be invested in such categories of deemed investments, and shall be subject to the following rules:

                  (a) Any initial or subsequent deemed investment direction shall be in writing, on a form supplied by and filed with the Employer, and/or, as required or permitted by the Employer, shall be by written designation and/or electronic transmission designation. A designation shall be effective as of the Designation Date


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

next following the date the direction is received and accepted by the Employer on which it would be reasonably practicable for the Employer to effect the designation.

                  (b) All amounts credited to the Participant's Account shall be deemed to be invested in accordance with the then effective deemed investment direction, and as of the Designation Date with respect to any new deemed investment direction, all or a portion of the Participant's Account at that date shall be reallocated among the designated deemed investment funds according to the percentages specified in the new deemed investment direction unless and until a subsequent deemed investment direction shall be filed and become effective. An election concerning deemed investment choices shall continue indefinitely as provided in the Participant's most recent Participant Enrollment and Election Form, or other form specified by the Employer.

                  (c) If the Employer receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Employer provides for, and permits the application of, corrective action prior thereto.

                  (d) If the Employer possesses (or is deemed to possess as provided in (c), above) at any time directions as to the deemed investment of less than all of a Participant's Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Employer in its discretion.

                  (e) Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Employer and its agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

                  (f) Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

         4.6 EXPENSES AND TAXES. Expenses, including Trustee fees, associated with the administration or operation of the Plan shall be charged against Accounts except to the extent paid by the Employer from its general assets. Any taxes assessable against the Employer respecting earnings on the Trust, as determined by the Employer, shall be paid by the Employer.

                                    ARTICLE 5
                             ENTITLEMENT TO BENEFITS

         5.1 FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT. On his or her Participant Enrollment and Election Form, a Participant may select a fixed payment date for the payment or commencement of payment of his or her Account (or the Participant may select fixed payment dates for the payment or commencement of payment of portions of his or her Account), which will be valued and payable according to the provisions of Article 6. Such payment dates may be extended to later dates so long as elections to so extend the dates are made by the Participant at least six (6) months prior to the date on which the distribution is to be made or commence. Such payment dates may not be accelerated.

                  A Participant who selects payment or commencement of payment of his or her Account (or portions thereof) on a fixed date or dates shall receive payment of his or her Account at the earlier of such fixed payment date or dates (as extended, if applicable) or his or her termination of service with the Employer.

                  Any fixed payment date elected by a Participant as provided above must be a date no earlier than January 1 of the third calendar year after the calendar year in which the election is made. Compensation Deferrals may not be credited to an Account, or applicable portion thereof, which is in pay status.

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


                  If a Participant does not make an election as provided above for any particular amounts hereunder, and the Participant terminates employment with the Employer for any reason, the Participant's vested Account at the date of such termination shall be valued and payable at or commencing at such termination according to the provisions of Article 6.

         5.2 HARDSHIP DISTRIBUTIONS. In the event of financial hardship of the Participant, as hereinafter defined, the Participant may apply to the Employer for the distribution of all or any part of his or her vested Account. The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Employer shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's vested Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant's vested Account or the amount determined by the Employer to be necessary to alleviate the Participant's financial hardship (which financial hardship may be considered to include any taxes due because of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Participant. For purposes of this Section, the value of the Participant's vested Account shall be determined as of the date of the distribution. "Financial hardship" means (a) a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant's property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Employer. A distribution may be made under this Section only with the consent of the Employer.

         5.3 OTHER IN-SERVICE WITHDRAWALS. If a Participant experiences a financial need that does not qualify as a hardship under Section 5.2, the Participant may nevertheless petition the Employer for an in-service withdrawal of all or a portion of his or her vested Account setting forth his or her reasons for the request. The granting of any such petition shall be completely within the discretion of the Employer.

         5.4 RE-EMPLOYMENT OF RECIPIENT. If a Participant receiving installment distributions pursuant to Section 6.2 returns to service with the Employer, the remaining distributions due to the Participant shall be suspended until such time as the Participant (or his or her Beneficiary) once again becomes eligible for benefits under this Section 5, at which time such distribution shall commence, subject to the limitations and conditions contained in this Plan.

         5.5 WITHDRAWAL PAYMENTS. All in-service withdrawals, whether approved pursuant to Section 5.2 or 5.3 above, shall be made as soon as practicable following their approval and shall be distributed from a Participant's Account in a lump sum in cash or in-kind, as permitted by the Employer in its sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally or contractually.

                                    ARTICLE 6
                            DISTRIBUTION OF BENEFITS

         6.1 AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive, as soon as practicable following the earlier of the Participant's termination of service with the Employer or the date or dates selected by the Participant on his or her Participant Enrollment and Election Form (or, if no such selection is made, as soon as practicable following the date of the Participant's termination of service with the Employer) (or earlier as provided in Article 5), a distribution in an aggregate amount equal to the Participant's vested Account. Any payment due hereunder from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

         6.2      METHOD OF PAYMENT.

                  (a) Cash Or In-Kind Payments. Payments under the Plan shall be made in cash or in-kind, as elected by the Participant, as permitted by the Employer in its sole and absolute discretion and subject to applicable restrictions on transfer as may be applicable legally or contractually.

                  (b) Manner of Payment. In the case of distributions to a Participant or his or her Beneficiary by virtue of an entitlement pursuant to Sections 5.1, an aggregate amount equal to the Participant's vested Account (or designated portion thereof) will be paid by the Trust or the Employer, in a lump sum or in up to ten (10) substantially equal annual installments (adjusted for gains and losses), under such procedures as may be established by the Employer from time to time. If a Participant fails to designate properly the manner of payment of the Participant's benefit under the Plan, such payment will be in a lump sum.

                  If the whole or any part of a payment hereunder is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Sections 4.1 and 4.5 under such procedures as the Employer may establish, in which case any deemed income, gain, loss or expense or tax allocable thereto (as determined by the Trustee, in its discretion) shall be reflected in the installment payments, in such equitable manner as the Trustee shall determine.

         6.3 DEATH OR DISABILITY BENEFITS. If a Participant dies or experiences a Total and Permanent Disability before terminating his or her service with the Employer and before the commencement of payments to the Participant hereunder, the entire value of the Participant's Account shall be paid, at the time(s) selected by the Participant under Article 5 and in the manner provided in Section 6.2, to the person or persons designated in accordance with Section 7.1.

                  Upon the death of a Participant after payments hereunder have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid to the person or persons designated in accordance with Section 7.1, in the manner in which such benefits were payable to the Participant.

                                    ARTICLE 7
                         BENEFICIARIES; PARTICIPANT DATA

         7.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. However, a married Participant shall obtain the consent of his or her spouse to the naming of any other person as a primary beneficiary. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant's lifetime.

                  In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant's spouse, if then living, but otherwise to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant's personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, the Employer, in its sole discretion, may distribute such payment to the Participant's estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

         7.2 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Employer determines. If the location of


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
none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8
                                 ADMINISTRATION

         8.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, which decisions and interpretations shall be final and binding upon all parties. Without limiting the generality of the foregoing, the Employer shall have the power, duty and responsibility to:

                  (a) Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

                  (b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

                  (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

                  (d) Make determinations with respect to the eligibility of any Eligible Person as a Participant and make determinations concerning the crediting of Plan Accounts.

                  (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

         8.2 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

         8.3 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Employer, and the Employer shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the Claimant:

                  (a) The specific reason or reasons for the denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

                  (c)      An explanation of the Plan's claims review procedure.

                  The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Employer's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Employer to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety (90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Employer expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

                  Any Claimant whose claim is denied, or deemed to have been denied under the preceding sentence (or such Claimant's authorized representative), may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Employer. Upon such a request for review, the claim shall be reviewed by the Employer (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                  The decision on review normally shall be made within sixty
(60) days of the Employer's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Employer, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

                                    ARTICLE 9
                                    AMENDMENT

         9.1 RIGHT TO AMEND. The Employer, by action of its Board of Directors, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound by such amendment; provided, however, that no such amendment shall deprive a Participant or a Beneficiary of a right accrued hereunder prior to the date of the amendment.

         9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Employer, by action of its Board of Directors, at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as "top-hat" plan of deferred compensation maintained for a select group of management or highly compensated employees as described under ERISA sections 201(2), 301(a)(3), and 401(a)(1), and to conform the Plan to the provisions and requirements of any applicable law (including ERISA and the Internal Revenue Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary hereunder.

                                   ARTICLE 10
                                   TERMINATION

         10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or its obligation to make further credits to Plan Accounts, by action of its Board of Directors. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time, by action of its Board of Directors.

         10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

         10.3 SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than Compensation Deferrals, during the period of the suspension, in which event payments hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

         10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not theretofore Participants shall be eligible to become Participants, the value of the interest of all Participants and Beneficiaries shall be determined and, paid to them as soon as is practicable after such termination.

         10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

                                   ARTICLE 11
                                    THE TRUST

         11.1 ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee or the Employer shall cause to be maintained one or more separate subaccounts in an existing Trust maintained with the Trustee with respect to one or more other plans of the Employer, which subaccount or subaccounts represent Participants' interests in the Plan. Any such Trust shall be intended to be treated as a "grantor trust" under the Internal Revenue Code and the establishment of the Trust or the utilization of any existing Trust for Plan benefits, as applicable, shall not be intended to cause any Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 LIMITATIONS ON LIABILITY OF EMPLOYER. Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer, or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution hereunder.

         12.2 CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Delaware shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

                  The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which right is greater than the rights of a general unsecured creditor of the Employer.

         12.3 SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

                  In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Employer or Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's or Beneficiary's Account or, if the Employer or Trustee prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

                  IN WITNESS WHEREOF, the Employer has caused the Plan to be executed and its seal to be affixed hereto, effective as of the 1st Day of January, 2001.


ATTEST/WITNESS:                       VERILINK CORPORATION

  /s/ C. W. Smith                     By:    /s/ Betsy Mosgrove           (SEAL)
-----------------------------            ---------------------------------

Print:   C. W. Smith                  Print Name:  Betsy Mosgrove
       ----------------------                    -------------------------

                                      Date:    March 29, 2001
                                           -------------------------------



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